
          As filed with the Securities and Exchange Commission on August 10, 2009

                                            1933 Act Registration No. 333-146507

                                             1940 Act Registration No. 811-08557

                                                              CIK No. 0001048607

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 10

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 110

             Lincoln Life Flexible Premium Variable Life Account M

                           (Exact Name of Registrant)

                            Lincoln AssetEdgeSM VUL

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                           (Exact Name of Depositor)

                           1300 South Clinton Street

                           Fort Wayne, Indiana 46802

              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire

                  The Lincoln National Life Insurance Company

                           1300 South Clinton Street

                            Ft. Wayne, Indiana 46802

                    (Name and Address of Agent for Service)

                                    Copy To:

                                John L. Reizian

                  The Lincoln National Life Insurance Company

                               350 Church Street

                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:

  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration

                 Statement has been registered pursuant to

Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the

Registrant for the fiscal year ending

December 31, 2008 was filed March 13, 2009.

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b)

/x/ on August 14, 2009 pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)

/ / on August 4, 2009 pursuant to paragraph (a)(1) of Rule 485.

/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be August

28, 2009.

The Prospectus and Statement of Additional Information, including the consolidated financials statements of The Lincoln National Life Insurance Company and the financial statements of Lincoln Life Flexible Premium Variable Life Account M, as submitted with Post-Effective Amendment No. 6 to Registration Statement on Form N-6 filed on April 1, 2009 (File No. 333-146507), are incorporated herein by reference.

The Lincoln National Life Insurance Company:

Lincoln Life Flexible Premium Variable Life Account M

Supplement Dated August~~May~~ 14, 2009

To the Product Prospectuses dated May 1, 2009 for:

Lincoln AssetEdgeSM VUL

This Supplement outlines changes to the prospectus for Lincoln AssetEdgeSM VUL that will be applicable to policies issued on or after                           , 2009, subject to state availability.  These changes: (a) apply only to new purchasers of the policy and not to current owners; and (b) other than the availability of the Enhanced Surrender Value Rider for policies covering individuals~~optional rider~~, are not optional.

Overview of the changes:

1.               The calculation of the minimum death benefit payable under Death Benefit Option 2 (see, “Death Benefit Options” provision) has been changed.  The amount payable under Death Benefit Option 2 is stated as “the greater of” two amounts.  The change provides a higher “floor” by multiplying one of those amounts by a factor of 115%.

2.               The calculation of the policy’s Specified Amount after the owner switches from Death Benefit Option 2 to Death Benefit Option 1 (see, “Changes to the Initial Specified Amount and Death Benefit Options” provision) has been changed.  A change from Death Benefit Option 2 to Death Benefit Option 1 changes the death benefit under the policy from one that may increase over time by the growth in the policy’s Net Accumulation Value to~~).  Such~~ a level death benefit equal to the ~~switch produces an increase in~~ Specified Amount chosen by the owner.  The change described in this Supplement now provides that the new death benefit amount will be based on ~~over~~ the Specified Amount increased by 15% or the policy’s Accumulation Value (as of the date the owner makes the switch), whichever~~effective under Death Benefit Option 2.  The increase~~ is ~~stated as “the~~ greater ~~of” two amounts.  This change provides a higher “floor” for the Specified Amount increase that the policy provides after the switch from Death Benefit Option 2 to Death Benefit Option 1 by multiplying one of those amounts by a factor of 15%~~.

3.               The provisions of the Enhanced Surrender Value feature (see, “Riders — Enhanced Surrender Value Rider”) have been changed:

a.                          There now is a separate Rider form, the “Exec Enhanced Surrender Value Rider”, for use when the policy is purchased by businesses and entities (i.e. associations, or trusts established by businesses or associations to fund employee or member benefits) on a multi-life basis (multiple policies covering several insureds who share a common association, employment or business relationship.)  Please note that only such businesses and entities may purchase this policy on a multi-life basis and that only such businesses or entities may own the policy and exercise the ownership privileges provided by the policy (i.e. electing options, changing beneficiaries, surrendering, borrowing).

b.                         The description of the feature and its related charges, as they apply to individuals or businesses/entities, are now in separate provisions in the “Charges and Fees” and “Riders” section of the prospectus.  This is because certain terms and charges vary as between the Enhanced Surrender Value Rider which may be purchased as an option  by individuals and the Exec Enhanced Surrender Value Rider which is purchased by businesses or entities on a multi-life basis and is not optional.  For example, the charges for individual purchasers are reflected in Table II: Periodic Charges Other Than Fund Operating Expenses in the section of the table disclosing charges for optional riders; whereas~~.  Whereas~~, the charges for the Exec Enhanced Surrender Value Rider” are reflected in the section of the table disclosing charges for riders that are not optional.

c.                          When~~Also, when the feature applies to~~ a policy is purchased on a multi-life basis, the period of time during which the Enhanced Surrender Value feature applies~~is available~~ has ~~be~~ been changed from ~~a maximum of~~ five (5) years from the date the policy is issued to the number of Policy Years, starting from the date the policy is issued, during which  ~~to a period that runs for the same amount of time that~~ surrender charges apply to the policy.  ~~at issue.~~

Other than as described above, ~~nothing else has changed and~~ the terms, conditions and charges for the purchase of the Enhanced Surrender Value feature remain the same.

4.               The “Glossary of Terms” has been changed:  Definitions for the terms “Policy Year” and “Specified Amount” (including “Initial Specified Amount”) have been added to provide additional clarity.  Also, the definitions of “Enhanced Surrender Value Rider — Option 1” and “Enhanced Surrender Value — Option 2” have been replaced to accommodate the changes to the Enhanced Surrender Value feature described above.

For more details on these changes, please see below.

Please refer to the May 1, 2009 prospectus for a discussion of all other provisions of your policy that are not discussed in this supplement.

This supplement is for informational purposes and requires no action on your part.  Please also note that certain terms used in this supplement are defined within the sentences where they appear, ~~or may be found~~ in the relevant provisions of the prospectus or in the prospectus Glossary, as amended by this Supplement.

The prospectus is being amended as follows (in order of how these respective sections~~sectons~~ appear in the prospectus):

Changes to “Charges and Fees”

The following is added to Table II: Periodic Charges Other Than Fund Operating Expenses following the Overloan Protection Rider:

Charge	When Charge is Deducted	Amount Deducted
Exec Enhanced Surrender Value Rider – Multi-Life Basis (Lincoln AssetEdgeSM Exec VUL)

Option 2	Monthly (in Policy Years~~policy years~~ 2-5 only)	Charge is $0.075 per $1,000 of Initial Specified Amount.(9)

Option 1	Monthly (in Policy Years~~policy years~~ 2-5 only)	Charge is $0.05 per $1,000 of Initial Specified Amount.(9)

(9) This rider is required and will automatically be issued for policies applied for on a multi-life basis (Lincoln AssetEdgeSM Exec VUL) and the owner of the policy will have the opportunity to elect a higher Exec Enhanced Surrender Value (Option 2).  See section headed “Exec Enhanced Surrender Value Rider — Multi-Life Basis” in the Riders section of this prospectus for a more detailed discussion.

The following replaces the “Enhanced Surrender Value Rider” section of Table II: Periodic Charges Other Than Operating Expenses under Optional Rider Charges:

Charge	When Charge is Deducted	Amount Deducted
Optional Rider Charges		Individualized based on whether optional Rider(s) selected.

Enhanced Surrender Value Rider – Individual Basis(6)	Monthly (in Policy Years~~policy years~~ 2-5 only)	Charge is $0.05 per $1,000 of Initial Specified Amount.(6)

(6) This rider is optional if the policy is applied for on an individual basis.  See section headed “Enhanced Surrender Value Rider — Individual Basis” in the Riders section of this prospectus for a more detailed discussion.

Change to Introduction of “Death Benefit Options”

The following replaces, in full, the first paragraph of the provision:

Three different death benefit options are available.  Your choice of option will depend on your insurance needs.  The options offered are intended to provide you with flexible solutions to changing insurance needs.  You may choose the death benefit option at the time you apply for your policy.  If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply.  (See discussion under “Changes to the Initial Specified Amount and Death Benefit

Options” for details as to the changes you are permitted to make in your choice of death benefit option after your policy has been issued.).  Your financial advisor can assist you in determining the Option that best needs your needs.

Changes to the Calculation of Death Benefits under  “Death Benefit Proceeds”

The following replaces, in full, the description of the Death Benefit Proceeds under Option 2 in the table under the “Death Benefit Options” provision of the Death Benefits section of the prospectus.

Option	Death Benefit Proceeds Equal to the	Variability
2

The greater of:

a.                                       the sum of the Specified Amount plus the Net Accumulation Value as of the date of the insured’s death, less any Partial Surrenders paid after the date of death (i.e. Partial Surrender amounts we may have paid to the owner after the date of the insured’s death but before the death of the insured was reported to us); or

b.                                      the Specified Amount as of the date of the insured’s death, multiplied by 115%, less any Partial Surrenders after the date of death.

May increase or decrease over time, depending on the amount of premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account.

~~The greater of:~~

~~a.                                       the sum of the Specified Amount plus the Net Accumulation Value as of the date of the insured’s death, less any Partial Surrenders after the date of death; or~~

~~a.                                       the Specified Amount as of the date of the insured’s death, multiplied by the Death Benefit Option 2 Factor of 115%, less any Partial Surrenders after the date of death.~~

The following replaces, in full, the description of the Impact on the Specified Amount after a switch from Option 2 to Option 1 in the table under “Changes to the Initial Specified Amount and Death Benefit Option” provision of the Death Benefits section of the prospectus.

Option Change	Impact
2 to 1

The Specified Amount will be increased by the greater of:

a.                                       the Accumulation Value as of the effective date of change; or

b.                                      the Specified Amount as of the Monthly Anniversary Day on or next following the date we receive the request for a change, multiplied by 15%.

(This changes the death benefit under the policy from one that may increase over time by the growth in the policy’s Net Accumulation Value to a level death benefit.)

Changes to “Rider Charges”

~~The Specified Amount will be increased by the greater of:~~

~~a.                                       the Accumulation Value as of the effective date of change; or~~

~~a.                                       the Specified Amount as of the Monthly Anniversary Day on or next following the date we receive the request for a change, multiplied by 15%.~~

The following replaces the sub-section headed “Enhanced Surrender Value Rider” under the section headed “Rider Charges”:

Enhanced Surrender Value Rider — Individual Basis.  If application is made for a policy on an individual basis, there is a monthly charge for this rider during Policy Years~~policy years~~ 2-5 of $0.05 per $1,000 of Initial Specified Amount.  For example, a policy with an Initial Specified Amount of $500,000 would have a $25 charge per month (or $300 per year), and a policy with an Initial Specified Amount of $1,000,000 would have a $50 charge per month (or $600 per year) for this rider.

If you wish this rider to be issued with your policy, you must select this rider when you initially apply for insurance; it will not automatically be issued with your policy.  See section headed “Enhanced Surrender Value Rider — Individual Basis” in the Riders section of this prospectus for a  more detailed discussion.

Exec Enhanced Surrender Value Rider — Multi-Life Basis.  If application is made for policies on a multi-life basis (as the Lincoln AssetEdgeSM Exec VUL), there is a monthly charge for this rider during Policy Years~~policy years~~ 2-5 of $0.05 per $1,000 of Initial Specified Amount for Option 1 and $0.075 per $1,000 of Initial Specified Amount for Option 2.  For example, under Option 1, a policy with an Initial Specified Amount of $500,000 would have a $25 charge per month (or $300 per year), and a policy with an Initial Specified Amount of $1,000,000 would have a $50 charge per month (or $600 per year).  Under Option 2, the charge for a policy with an Initial Specified Amount of $500,000 would be $37.50 per month (or $450 per year), and the charge for a policy with an Initial Specified Amount of $1,000,000 would be $75 per month (or $900 per year) for this rider.

This rider is required and will automatically be issued with each policy applied for on a multi-life basis.  See section headed “Exec Enhanced Surrender Value Rider — Multi-Life Basis” in the Riders section of this prospectus for a more detailed discussion.

Changes to “Riders”

The following replaces the sub-section headed “Enhanced Surrender Value Rider” under the section headed “Riders”:

Enhanced Surrender Value Rider — Individual Basis. If application is made for a policy on an individual basis and you wish this rider to be issued with your policy, you must select this rider when you initially apply for insurance; it will not automatically be issued with your policy.

The rider provides an increase in the amount you otherwise would receive under the terms of the policy (~~enhanced Surrender Value~~ without the rider) if you fully surrender your policy.  The rider does this by waiving the ~~imposition of a~~ Surrender Charge.

To receive this increased amount (the “Enhanced Surrender Value”) your policy must be fully surrendered~~if you fully surrender your policy~~ during the first five Policy Years~~policy years~~ (the “Enhanced Surrender Value Period”) (see section headed Surrender Charges - General” for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated). This rider does not provide for an Enhanced~~enhanced~~ Surrender Value for Partial Surrenders, Policy Loans, or in connection with the exchange of this policy for any other policy. This rider will terminate at the earliest of the full surrender of the policy for the benefit provided by this rider; the end of the fifth Policy Year~~policy year~~; lapse of the policy; or exchange, replacement, or any termination of the policy except for the benefits provided by the Change of Insured Rider. In Policy Years~~policy years~~ 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider.

If your policy is issued with the Enhanced Surrender Value Rider, you may not terminate the rider without terminating the policy.

If the policy is fully surrendered at any time during the Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered will equal:

1) the policy’s Accumulation Value; minus

2) Indebtedness

Your policy Accumulation Value at any point in time equals the sum of Fixed Account value, the Separate Account Value, and the Loan Account Value (see the section headed “Policy Values” for a more detailed discussion). Your policy Surrender Value equals the policy Accumulation Value less any Indebtedness less any applicable Surrender Charge (see section headed “Policy Surrenders” for a more detailed discussion).

The following example demonstrates hypothetical Accumulation Values and Surrender Values without the Enhanced Surrender Value Rider (“ESV Rider”) and with the Enhanced Surrender Value Rider during the first five Policy Years~~policy years~~ of the policy described below (note: all Surrender Values and Enhanced Surrender Values are shown net of all policy expenses):

Sample Policy

•  Insured: Male Standard Non-tobacco, age 55

•  Specified amount: $1,500,000

•  Benefit Selection Option: Not Elected

•  Planned annual Premium Payment: $60,000

•  No Indebtedness

•  Assumed Investment Return: 8.00% gross (7.24% net)*

	Without ESV Rider		With ESV Rider
End of Year	Accumulation Value	Surrender Value	Accumulation Value	Enhanced Surrender Value
1	$51,022	$0	$51,022	$51,022
2	$105,057	$47,262	$104,120	$104,120
3	$162,345	$107,040	$160,396	$160,396
4	$223,355	$170,040	$220,313	$220,313
5	$288,344	$238,214	$284,120	$284,120

*The Assumed Investment Return shown is illustrative only.  Your investment return may be higher or lower than the rate used to create this table.  The table is intended to illustrate the effect(s) of the application of the ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.

If you request a full surrender of your policy while the Enhanced Surrender Value Rider is in effect, you will receive the greater of the Surrender Value calculated under the provisions of your policy or ~~and~~ the Enhanced Surrender Value calculated under the Enhanced Surrender Value Rider. As noted above, because the Enhanced Surrender Value Rider bases the benefit to be paid in part upon the Accumulation Value of your policy at the time you request a full surrender, increases or decreases in the Accumulation Value of your policy will impact the benefit payable under the rider upon a full surrender of the policy. You should consider with your financial advisor~~adviser~~ whether the potential benefits of the rider during the first five Policy Years~~policy years~~ would assist you in reaching your goals, as there is a cost associated with this rider.

Your financial advisor~~adviser~~ can provide you with an illustration which would demonstrate how the policy might work both with the rider and without the rider.

Exec Enhanced Surrender Value Rider — Multi-Life Basis.  If application is made for policies to be purchased by a business or entity (i.e. an association, or trust established by business or association to fund employee or member benefits) on a multi-life basis (multiple policies covering several insureds who share a common association, employment or business relationship~~as the Lincoln AssetEdgeSM Exec VUL~~), the Exec Enhanced Surrender Value Rider (“Exec ESV Rider”) is required and will automatically be issued with each policy.  Please note that only businesses and entities may purchase this policy on a multi-life basis and that only such businesses or entities may own the policy and exercise the ownership privileges provided by the policy (e.g. electing options, changing beneficiaries, surrendering, borrowing).  At the time of application, you will be able to choose between two options, each of which provide for an increase in the amount that may be received upon a full surrender of a policy than would otherwise be available under the policy’s terms (“Enhanced Surrender Value”).  To receive the Enhanced Surrender Value, the policy must be fully surrendered during the “Exec Enhanced Surrender Value Period.”  The Exec Enhanced Surrender Value Period is the number of Policy Years, starting from the date the policy is issued, during which surrender charges apply to the policy.  Once the policy is issued, the owner will not be able to change Options.  This rider does not provide for an Enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of:  the full surrender of the policy for the benefit provided by this rider; the end of the Exec Enhanced Surrender Value Period; lapse of the policy; or exchange, replacement, or any termination of the policy other than  for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider.  You may not terminate the rider without terminating the policy.

Under Option 1, the

~~The~~ rider provides an increase in the amount you may receive upon a full surrender of the policy than otherwise would be available under the terms of the policy by waiving the ~~enhanced Surrender Value without imposition of a~~ Surrender Charge.  To receive this increased amount (“ ~~(the “~~Enhanced Surrender Value”) ~~“) if you fully surrender~~ your policy must be fully surrendered during~~within~~ the Exec ~~duration of the policy’s surrender charges at issue, as shown in the policy specifications (the “~~Enhanced Surrender Value Period~~”)~~ (see section headed Surrender Charges - General” for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated). ~~This rider does not provide for enhanced Surrender Value for Partial Surrenders or Policy Loans. This rider will terminate at the earliest of the full surrender of the policy for the benefit provided by this rider; the end of the Enhanced Surrender Value Period; lapse of the policy; or exchange, replacement, or any termination of the policy except for the benefits provided by the Change of Insured Rider. In policy years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider.~~

~~The owner of each policy will have the opportunity to elect between two Enhanced Surrender Value options: a higher Enhanced Surrender Value (which is called “Option 2”) and the standard Enhanced Surrender Value (which is called “Option 1”).  Please see sample policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your financial adviser.~~

~~You may not terminate the rider without terminating the policy.~~

~~•~~  Under Option 1, if the policy is fully surrendered at any time during the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered will equal:

1) the policy’s Accumulation Value; minus

2) Indebtedness

~~•~~  Under Option 2, if you fully surrender your policy during the first five Policy Years, this rider provides an increase in the amount you may receive as an Enhanced Surrender Value by waiving the Surrender Charge and by providing  a credit for a portion of the monthly Administrative Fees that otherwise would be imposed during this period.  The credit is calculated according to the formula shown below and is based on: (a) the lesser of the Initial Specified Amount or current Specified Amount, multiplied by a per $1000 of Specified Amount adjustment rate that will be shown in the policy specifications of your policy following the words “Enhanced Surrender Value Per Thousand Adjustment Rate.”  The credit will offset a portion of those charges described  in the Administrative Fees section of “Table II: Periodic Charges Other Than Fund Operating Expenses” as a monthly fee per dollar of Initial Specified Amount or increase in specified amount.  .” .  After the first five Policy Years, the Enhanced Surrender Value will be calculated in the same manner as Option 1, shown above.

Under Option 2,

(a) if the policy is fully surrendered during the first five Policy Years~~years~~ of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered will equal:

1) the policy’s Accumulation Value; minus

2) Indebtedness; plus

3)                                      (A ~~(a)~~ the lesser of (i) the Initial Specified Amount or (ii) the current Specified Amount, multiplied by~~specified amount,~~

(B) the Enhanced Surrender Value Per Thousand Adjustment Rate, shown in your policy specifications.  Note: The result of this calculation provides a credit against a portion of the monthly Administrative Fees imposed during this period and will provide an offset against those charges described in the Administrative Fees section of “Table II: Periodic Charges Other Than Fund Operating Expenses” as a monthly fee per dollar of Initial Specified Amount or increase in specified amount.

~~multiplied by~~

(b) if~~a per thousand of specified amount adjustment rate (which will be shown in the policy specifications of your policy following the words “Enhanced Surrender Value Per Thousand Adjustment Rate”).~~

~~•  If~~ the policy is fully surrendered at any time after the fifth Policy Year and before~~year five through~~ the end of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered will equal:

1) the policy’s Accumulation Value; minus

2) Indebtedness

Accordingly, Option 2 provides a higher Enhanced Surrender Value than Option 1 when the policy is fully surrendered during the first five Policy Years of the Exec Enhanced Surrender Value Period.

Please see sample policy below for an example of hypothetical Accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your financial advisor.

Your policy Accumulation Value at any point in time equals the sum of Fixed Account value, the Separate Account Value, and the Loan Account Value (see the section headed “Policy Values” for a more detailed discussion). Your policy Surrender Value equals the policy Accumulation

Value less any Indebtedness less any applicable Surrender Charge (see section headed “Policy Surrenders” for a more detailed discussion).

~~The Enhanced Surrender Value Per Thousand Adjustment Rate is designed to provide a higher Surrender Value during the Enhanced Surrender Value Period. You may find the higher Surrender Value helpful where the Surrender Value of the policy during the Enhanced Surrender Value Period has greater importance to the purchaser.~~

The following example demonstrates hypothetical Accumulation Values and Surrender Values without the Exec Enhanced Surrender Value Rider (“Exec ESV Rider”) and with the Exec Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 for a policy with a ten year Exec Enhanced Surrender Value Period (note: all Surrender Values and Enhanced Surrender Values are shown net of all policy expenses):

Sample Policy

•  Insured: Male Standard Non-tobacco, age 55

•  Duration of policy’s surrender charge at issue: 10 years

•  Specified Amount~~amount~~: $2,500,000

•  Benefit Selection Option: Not Elected

•  Death Benefit Option: 1 (Level)

•  Planned annual Premium Payment: $60,000

•  No Indebtedness

•  Assumed Investment Return: 8.00% gross (7.24% net)*

•  For this case, the Enhanced Surrender Value Per Thousand Adjustment Rate~~per thousand adjustment rate~~ is $6.64 per $1000 of Specified Amount for Option 2

	Without Exec ESV Rider		With Exec ESV Rider – Option 1		With Exec ESV Rider – Option 2
End of Year	Accumulation Value	Surrender Value	Accumulation Value	Enhanced Surrender Value	Accumulation Value	Enhanced Surrender Value
1	$43,538	$0	$43,538	$43,538	$43,538	$60,138
2	$88,839	$0	$87,276	$87,276	$86,495	$103,095
3	$135,979	$43,804	$132,730	$132,730	$131,106	$147,706
4	$185,409	$97,484	$180,339	$180,339	$177,804	$194,404
5	$237,162	$153,612	$230,122	$230,122	$226,602	$243,202
6	$292,391	$213,291	$284,785	$284,785	$280,982	$280,982
7	$351,544	$277,019	$343,325	$343,325	$339,215	$339,215
8	$414,943	$345,068	$406,059	$406,059	$401,617	$401,617
9	$482,942	$417,842	$473,338	$473,338	$468,536	$468,536
10	$555,951	$495,726	$545,565	$545,565	$540,372	$540,372

*The Assumed Investment Return shown is illustrative only.  Your investment return may be higher or lower than the rate used to create this table.  The table is intended to illustrate the effect(s) of the application of the Exec ESV Rider on policy values and is not intended to imply that a purchaser can expect to achieve the values shown.

The description below, based on the sample policy noted above and values at the end of the second Policy Year, reflects how the values have been derived (please note that there is no Indebtedness in this example):

Without Exec ESV Rider

(a)          The Accumulation Value: $88,839

(b)         Less the Surrender Charge: $96,325

(c)          The Surrender Value is then floored at $0

With Exec ESV Rider — Option 1

(a)          The Accumulation Value: $87,276, which is net of the monthly $0.05 per $1000 of Initial Specified Amount charge for the Exec ESV Rider

(b)         The Surrender Charge is waived: $0

(c)          $87,276 less $0 equals the Surrender Value of $87,276

With Exec ESV Rider — Option 2

(a)          The Accumulation Value: $86,495, which is net of the monthly $0.0075 per $1000 of Initial Specified Amount charge for the Exec ESV Rider

(b)         The Surrender Charge is waived: $0

(c)          The additional credit for a portion of the Administrative Fees  is:

(A)      The Enhanced Surrender Value Per Thousand Adjustment Rate for this insured: $6.64 multiplied by

(B)        $2,500 ($2,500,000 of Specified Amount divided by 1,000) which equals $16,600

(d)         $86,495 less $0 plus $16,600 equals the Surrender Value of $103,095

(Please note that the additional credit for a portion of the Administrative Fees, as shown in (c), above, is not available to be applied with respect to calculations of the Enhanced Surrender Value payable after the fifth Policy Year.)

If you request a Full Surrender of your policy while the Exec Enhanced Surrender Value Rider is in effect, you will receive the greater of the Surrender Value calculated under the provisions of your policy or ~~and~~ the Enhanced Surrender Value calculated under Exec Enhanced Surrender Value Rider - Option 1 or Exec Enhanced Surrender Value Rider - Option 2, as applicable. As noted above, because both options of the Exec Enhanced Surrender Value Rider base the benefit to be paid in part upon the Accumulation Value of your policy at the time you request a Full Surrender, increases or decreases in the Accumulation Value of your policy will impact the benefit payable under the rider upon a Full Surrender of the policy. The Exec Enhanced Surrender Value Rider will be automatically issued with your policy; however, you should consider with your financial advisor which Enhanced~~adviser which enhanced~~ Surrender Value option would assist you in reaching your goals, as the costs associated with this rider differ between the two options.

Your financial advisor~~adviser~~ can provide you with an illustration which would demonstrate how the policy might work with Exec Enhanced Surrender Value Rider - Option 1 or Exec Enhanced Surrender Value Rider - Option 2.

Changes to the “Glossary of Terms”

The following replaces the defined terms of Enhanced Surrender Value Rider — Option 1 and Enhanced Surrender Value Rider — Option 2 located in the “Glossary of Terms”:

Term Defined	Definition
Enhanced Surrender Value Rider – Individual Basis

If application is made for a policy on an individual basis, this rider~~option~~ permits the policy owner to fully surrender the policy during the first 5 Policy Years~~policy years~~ for an amount equal to: (1) the policy’s~~Net~~ Accumulation Value; minus (2) Indebtedness. This rider is optional and  ~~of the policy less any accrued interest without the imposition of a surrender charge.  It~~ must be elected at the time application is made for the policy.

Exec Enhanced Surrender Value Rider – Multi-Life Basis

If application is made for policies on a multi-life basis (as the Lincoln AssetEdgeSM Exec VUL), the owner of each policy must~~will have the opportunity to~~ elect one of~~between~~ two ~~Enhanced Surrender Value~~ options under this rider.  : Under ~~: a higher Enhanced Surrender Value (which is called “Option 2”) and a lower Enhanced Surrender Value (which is called “~~Option 1, if you fully~~”).  Option 1 permits the policy owner to~~ surrender the policy at any time during the “Exec Enhanced Surrender Value Period” (the number ~~for the Net Accumulation Value of the policy less any accrued interest without the imposition~~ of Policy Years, starting from the date the policy is issued, during which  ~~a~~ surrender charges apply), you will receive an amount equal to:  (1) the policy’s Accumulation Value; minus (2) Indebtedness. ~~.~~  Under Option 2, if the policy is fully surrendered during the first five years of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered will equal: (1) the policy’s Accumulation Value; minus (2) Indebtedness; plus (3) (a) the lesser of (i) the Initial Specified Amount or (ii) the current Specified Amount~~specified amount~~, multiplied by (b) a per $1000~~thousand~~ of Specified Amount~~specified amount~~ adjustment rate (which will be shown in the policy specifications of your policy following the words “Enhanced Surrender Value Per Thousand Adjustment Rate”).  If the policy is fully surrendered at any time after year Policy Year five through the end of the Exec Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered will equal: (1) the policy’s Accumulation Value; minus (2) Indebtedness.  This rider is required and will automatically be issued with each policy applied for on a multi-life basis.

Policy Year (policy year)	Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary date.

Specified Amount

The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any.  The Specified Amount chosen at the time of issue is the “Initial Specified Amount.”  The Specified Amount may be increased or decreased after issue if allowed by and described in the policy.


                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of The Lincoln National Life Insurance

    Company and related documents authorizing establishment of the Account.(2)

(2) N/A

(3) (a) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Advisors Corp.(5), and Amendments.(3)

(4) (a) Policy LN698. (14)

     (b) Accelerated Benefits Rider - Policy Form ABR 5654(12) and ABR

5650.(12)

     (c) Change of Insured Rider - Policy Form LR496.(7)

     (d) Enhanced Surrender Value Rider - Policy Form LR541(12).

     (e) Exec Enhanced Surrender Value Rider - Policy Form LR547.(6)

     (f) Estate Tax Repeal Rider - Policy Form LR511.(8)

     (g) Overloan Protection Rider - Policy Form LR540.(10)

     (h) Waiver of Monthly Deduction Benefit Rider - Policy Form LR436 and

    LR437.(2)

(5) Application - Form LFF06399.(12)

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance

Company.(1)

     (b) Bylaws of The Lincoln National Life Insurance Company.(11)

(7) Form of Reinsurance Contracts.(9)

(8) Fund Participation Agreements, and amendments thereto, between The Lincoln

National Life Insurance Company and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(15)

     (b) American Century Investments Variable Portfolios, Inc.(15)

     (c) American Funds Insurance Series(15)

     (d) BlackRock Variable Insurance Trust (16)

     (e) Delaware VIP Trust(9)

     (f) DWS Variable Series II (To be filed by amendment)

     (g) Fidelity Variable Insurance Products(9)

     (h) Franklin Templeton Variable Insurance Products Trust(15)

     (i) Lincoln Variable Insurance Products Trust(15)

     (j) MFS Variable Insurance Trust(9)

     (k) PIMCO Variable Insurance Trust(9)

(9) Accounting and Financial Administration Services Agreement dated October 1,

    2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company

    and Lincoln Life & Annuity Company of New York.(4)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esq.

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting

Firm.

(15) Not applicable.

(16) Not applicable.

(17) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii).(15)


____________________

     (1) Incorporated by reference to Registration Statement on Form N-4 (File

      No. 33-27783) filed on December 5, 1996.

   (2) Incorporated by reference to Registrant's Registration Statement on

      Form S-6 (File No. 333-42479) filed on December 17, 1997.

   (3) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No.

        033-25990) filed on April 22, 1999.

  (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File

     No. 033-25990) filed on April 13, 2000.

  (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File

     No. 033-25990) filed on April 13, 2000.

     (4) Incorporated by reference to Registration Statement on Form N-4 (File

     333-147673) filed on November 28, 2007.

   (5) Incorporated by reference to Post-Effective Amendment No. 24 on Form

      N-4 (File No. 333-61554) filed on December 18, 2007.

   (6) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6

      (File No. 333-146507) filed on December 12, 2008.

     (7) Incorporated by reference to Post-Effective Amendment No. 3 on Form

      S-6 (File No. 333-82663) filed on April 12, 2001.

   (8) Incorporated by reference to Post-Effective Amendment No. 2 to

      Registration Statement on Form S-6 (File No. 333-54338) filed on

      September 14, 2001.

   (9) Incorporated by reference to Post-Effective Amendment No. 1 to

      Registration Statement on Form N-6 (File No. 333-139960) filed on April

      1, 2008.

     (10) Incorporated by reference to Post-Effective Amendment No. 2 on Form

      N-6 (File No. 333-118478) filed on April 6, 2006.

     (11) Incorporated by reference to Post-Effective Amendment No. 3 on Form

     N-6 (File No. 333-118478) filed on April 5, 2007.

     (12) Incorporated by reference to Pre-Effective Amendment No. 1 on Form

     N-6 (File No. 333-139960) filed on July 31, 2007.

     (13) Incorporated by reference to Post-Effective Amendment No. 29 on Form

     N-4 (File No. 333-61554) filed on March 16, 2009.

     (14) Incorporated by reference to Pre-Effective Amendment No. 1 on Form

     N-6 (File No. 333-146507) filed on August 29, 2008.

     (15) Incorporated by reference to Post-Effective Amendment No. 2 on Form

     N-6 (File No. 333-139960) filed on April 1, 2009.

     (16) Incorporated by reference to Post-Effective Amendment No. 22 on Form

     N-4 (File No. 333-68842) filed on June 22, 2009.

Item 27. Directors and Officers of the Depositor




Name                          Positions and Offices with Depositor

---------------------------   ---------------------------------------------------------------


Dennis R. Glass**             President and Director

Michael J. Burns*****         Senior Vice President

Frederick J. Crawford**       Executive Vice President, Chief Financial Officer and Director

Lawrence A. Samplatsky***     Vice President and Chief Compliance Officer

Mark E. Konen*****            Senior Vice President and Director

See Yeng Quek****             Senior Vice President, Chief Investment Officer and Director

Keith J. Ryan*                Vice President and Director

Dennis L. Schoff**            Senior Vice President and General Counsel

Michael S. Smith*             Senior Vice President and Chief Risk Officer

Rise C. M. Taylor*            Vice President and Treasurer

C. Suzanne Womack**           Secretary and Second Vice President



         * Principal business address is 1300 South Clinton Street, Fort Wayne,

Indiana 46802-3506

     ** Principal business address is 150 North Radnor Chester Road, Radnor, PA

19087

        *** Principal business address is 350 Church Street, Hartford, CT 06103

                                      B-2


**** Principal business address is 2005 Market Street, 39th Floor,

Philadelphia, PA 19103-3682

*****Principal business address is 100 North Greene Street, Greensboro, NC

27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company

Holding Company System (13)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life

     Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life.

     Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors,

     officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No.

     6(b) hereto) for the full text of the indemnification provisions.

     Indemnification is permitted by, and is subject to the requirements of,

     Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities

      Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities

     Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item

     28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore,

     unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

     (a) Lincoln Financial Distributors, Inc. is the principal underwriter for

     Lincoln National Variable Annuity Fund A (Group); Lincoln National

   Variable

     Annuity Fund A (Individual); Lincoln National Variable Annuity Account C;

     Lincoln Life Flexible Premium Variable Life Account D; Lincoln National

     Flexible

     Premium Variable Life Account F; Lincoln National Flexible Premium

     Variable Life

     Account G; Lincoln Life Flexible Premium Variable Life Account JF-A;

     Lincoln

     Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable

     Annuity

     Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life

     Variable

     Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account

     K;

     Lincoln National Variable Annuity Account L; Lincoln Life Variable Annuity

     Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible

     Premium Variable Life Account R; Lincoln Life Flexible Premium Variable

     Life

     Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable

     Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y;

     and

     Lincoln National Variable Annuity Account 53.

                                      B-3


     (b) Following are the Officers and Directors of Lincoln Financial

Distributors, Inc.:




Name                       Positions and Offices with Underwriter

------------------------   ------------------------------------------------


Wilford H. Fuller*         President, Chief Executive Officer and Director

David M. Kittredge*        Senior Vice President

Randal J. Freitag*         Vice President and Treasurer

Patrick J. Caulfield**     Vice President and Chief Compliance Officer

James Ryan*                Vice President and Director

Keith J. Ryan***           Vice President, Chief Financial Officer

Linda Woodward***          Secretary

Joel Schwartz*             Vice President and Director



   * Principal Business address is 150 North Radnor Chester Road, Philadelphia,

   PA 19103

  ** Principal Business address is 130 North Radnor Chester Road, Philadelphia,

PA 19102

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to

be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300

S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord,

New Hampshire 03301. The accounting records are maintained by Bank of New

York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh,

Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies,

in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                      B-4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account M, has duly caused this Post-Effective Amendment No. 10 to the Registration Statement on Form N-6 (File No. 333-146507; 811-08557; CIK: 0001048607) to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 4th day of August, 2009.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

Lincoln Life Flexible Premium Variable Life Account M
(Registrant)

By	/s/ Joshua R. Durand
Joshua R. Durand
Assistant Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua R. Durand
Joshua R. Durand
Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the  Registration Statement on Form N-6 (File No. 333-146507; 811-08557; CIK: 0001048607) has been signed below on August 4, 2009, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

Signature		Title

/s/ Dennis R. Glass	*	President and Director
Dennis R. Glass

/s/ Charles C. Cornelio	*	Executive Vice President; Chrief Administrative Officer
Charles C. Cornelio

/s/ Frederick J. Crawford	*	Executive Vice President; Chief Financial Officer and Director
Frederick J. Crawford

/s/ Mark E. Konen	*	Senior Vice President and Director
Mark E. Konen

/s/ See Yeng Quek	*	Senior Vice President, Chief Investment Officer and Director
See Yeng Quek

/s/ Keith J. Ryan	*	Vice President and Director
Keith J. Ryan

* By	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power-
of-Attorney filed with this Registration
Statement